Trade and Other Receivables - Summary of Trade and Other Receivables (Detail) - USD ($) $ in Thousands	Mar. 31, 2018	Mar. 31, 2017
Disclosure Of Trade And Other Receivables [Abstract]
Trade and other receivables, net	$ 49,204	$ 29,003
Due from employees	108	109
Security deposits, net	6,704	7,575
Interest accrued on term deposits	2,299	597
Total	58,315	37,284
Non-current	1,929	2,176
Current	$ 56,386	$ 35,108